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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                    Internet Infrastructure HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-96069
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

               99.1 Internet Infrastructure HOLDRS Trust Prospectus dated
                    January 26, 2001 updating the original Prospectus dated February 24, 2000.

               99.2 Internet Infrastructure HOLDRS Trust Prospectus Supplement
                    dated March 30, 2001 to Prospectus dated January 26, 2001 which updated the original Prospectus dated February 24, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED


Date: April 18, 2001               By: /s/ STEPHEN G. BODURTHA
                                       -----------------------
                                       Name: Stephen G. Bodurtha
                                       Title: Attorney-in-Fact

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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) Internet Infrastructure HOLDRS/SM/ Trust
Prospectus dated January 26, 2001 updating the original Prospectus dated February 24, 2000.

(99.2) Internet Infrastructure HOLDRS/SM/ Trust
Prospectus Supplement dated March 30, 2001 to
Prospectus dated January 26, 2001 which updated the original Prospectus dated February 24, 2000.

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